                                4,000,000 Shares

                            FBL Financial Group, Inc.

                              Class A Common Stock

                               (Without Par Value)

                             UNDERWRITING AGREEMENT


                                                                  July  , 1996


Alex. Brown & Sons Incorporated
Everen Securities, Inc.
Smith Barney Inc.
As Representatives of the
  Several Underwriters
c/o Alex. Brown & Sons Incorporated
135 East Baltimore Street
Baltimore, Maryland  21202


Gentlemen:

          Certain shareholders (the "Selling Shareholders") of FBL Financial Group, Inc., an Iowa corporation (the "Company"), propose to sell to the several underwriters (the "Underwriters") named in Schedule I hereto for whom you are acting as representatives (the "Representatives") an aggregate of 4,000,000 shares of the Company's Class A Common Stock, without par value (the "Firm Shares"). The respective amounts of the Firm Shares to be so purchased by the several Underwriters are set forth opposite their names in Schedule I hereto, and the respective amounts to be sold by the Selling Shareholders are set forth opposite their names in Schedule II hereto. The Selling Shareholders set forth in Schedule III also propose to sell at the Underwriters' option an aggregate of up to 600,000 additional shares of the Company's Class A Common Stock (the "Option Shares") as set forth below.

          As the Representatives, you have advised the Company and the Selling Shareholders (a) that you are authorized to enter into this Agreement on behalf of the several Underwriters, and (b) that the several Underwriters are willing, acting severally and not jointly, to purchase the

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numbers of Firm Shares set forth opposite their respective names in Schedule I, plus their pro rata portion of the Option Shares if you elect to exercise the over-allotment option in whole or in part for the accounts of the several Underwriters. The Firm Shares and the Option Shares (to the extent the aforementioned option is exercised) are herein collectively called the "Shares." The Class A Common Stock and the Class B Common Stock are together referred to as the "Common Stock".

          In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

          1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SELLING SHAREHOLDERS. (a) The Company represents and warrants to each of the Underwriters as follows:

          (i) A registration statement on Form S-1 (File No. 333-4332) with respect to the Shares has been carefully prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the Rules and Regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has been filed with the Commission. Copies of such registration statement, including any amendments thereto, the preliminary prospectuses (meeting the requirements of the Rules and Regulations) contained therein and the exhibits, financial statements and schedules, as finally amended and revised, have heretofore been delivered by the Company to you. Such registration statement, together with any registration statement filed by the Company pursuant to Rule 462 (b) of the Act, herein referred to as the "Registration Statement," which shall be deemed to include all information omitted therefrom in reliance upon Rule 430A and contained in the Prospectus referred to below, has become effective under the Act and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. "Prospectus" means (A) the form of prospectus first filed with the Commission pursuant to Rule 424(b) or (B) the last preliminary prospectus included in the Registration Statement filed prior to the time it becomes effective or filed pursuant to Rule 424(a) under the Act that is delivered by the Company to the Underwriters for delivery to purchasers of the Shares, together with the term sheet or abbreviated term sheet filed with the Commission pursuant to Rule 424(b)(7) under the Act. Each preliminary prospectus included in the Registration Statement prior to the time it becomes effective is herein referred to as a "Preliminary Prospectus." Any reference herein to the Registration Statement, any Preliminary Prospectus or to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein, and, in the case of any reference herein to any Prospectus, also shall be deemed to include any documents incorporated by reference therein, and any supplements or amendments thereto, filed with the Commission after the date of filing of the Prospectus under Rules 424(b) or 430A, and prior to the termination of the offering of the Shares by the Underwriters.

          (ii) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Iowa, and has corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement, to execute and deliver this Agreement, perform its obligations hereunder and consummate the transactions contemplated hereby. Each of the subsidiaries of the Company as listed in Exhibit A hereto (collectively, the "Subsidiaries") has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement. The Subsidiaries are the only subsidiaries, direct or indirect, of the Company. The Company and each of the Subsidiaries are duly qualified to transact business in all jurisdictions in which the conduct of their business requires such qualification. The outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and to the extent shown in Exhibit A hereto are owned by the Company or another Subsidiary free and clear of all liens, encumbrances and equities and claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

                                        3

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          (iii)  The outstanding shares of Common Stock of the Company, including all shares to be sold by the Selling Shareholders, have been duly authorized and validly issued and are fully paid and non-assessable; and no preemptive rights of stockholders exist with respect to any of the Shares or the sale thereof. Neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock.

          (iv) The information set forth under the caption "Capitalization" in the Registration Statement is true and correct. The capital stock conforms to the description thereof contained in the Registration Statement. The form of certificates for the Shares conforms to the requirements of the corporate law of the jurisdiction of the Company's incorporation and of the New York Stock Exchange Inc. ("NYSE"). Except as described in the Registration Statement, there are no outstanding: (A) securities or obligations of the Company or any of its Subsidiaries convertible into or exchangeable for any capital stock of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company or any of its Subsidiaries any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations for the Company or any of its Subsidiaries to issue such shares, any such convertible or exchangeable securities or obligations, or any such warrants, rights or obligations.

          (v) The Commission has not issued an order preventing or suspending the use of any Prospectus relating to the proposed offering of the Shares nor instituted proceedings for that purpose. The Registration Statement contains, and the Prospectus and any amendments or supplements thereto will contain, all statements which are required to be stated therein by, and will conform, to the requirements of the Act and the Rules and Regulations. The Registration Statement and any amendment thereto do not contain, and will not contain, any untrue statement of a material fact and do not omit, and will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and any amendments and supplements thereto do not contain,

                                        4

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     and will not contain, any untrue statement of material fact; and do not omit, and will not omit, to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, specifically for use in the preparation thereof.

          (vi) The consolidated financial statements of the Company and the Subsidiaries, together with related notes and schedules as set forth or incorporated by reference in the Registration Statement, present fairly the consolidated financial position, results of operations and cash flows of the Company and its Subsidiaries, at the indicated dates and for the indicated periods. Such financial statements and related schedules have been prepared in accordance with United States generally accepted accounting principles, consistently applied throughout the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary financial and statistical data included in the Registration Statement presents fairly the information shown therein and such data has been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company. The pro forma financial statements and other pro forma financial information included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, have been properly compiled on the pro forma bases described therein, and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

          (vii) Ernst & Young LLP, who have certified certain of the financial statements filed with the Commission as part of, or incorporated by reference in, the Registration Statement, are independent public

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     accountants as required by the Act and the Rules and Regulations.

          (viii) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization;
     (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (ix) There is no action, suit, claim or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of the Subsidiaries or any Related Entity (as hereinafter defined) before any court or administrative agency or otherwise which if determined adversely to the Company or any of its Subsidiaries or any Related Entity might have a material adverse effect on, or might be expected to have a prospective material adverse effect on the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and of the Subsidiaries taken as a whole (a "Material Adverse Effect") or to prevent the consummation of the transactions contemplated hereby, except as set forth in the Registration Statement.
     For the purposes of this Agreement, each of the Iowa Farm Bureau Federation, Farm Bureau Mutual Insurance Company, Farm Bureau Management Corporation and South Dakota Farm Bureau Mutual Insurance Company is a "Related Entity" and collectively are referred to herein as "Related Entities."

          (x) The Company and its Subsidiaries have good and marketable title to all of the properties and assets reflected in the financial statements (or as described in the Registration Statement) hereinabove described, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements (or as described in the Registration Statement) or which are not material in amount. The Company and the Subsidiaries occupy their

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     leased properties under valid and binding leases conforming in all material respects to the description thereof set forth in the Registration
     Statement. The Company and its Subsidiaries enjoy peaceful and undisturbed possession under all such leases under which any of them is lessee with such exceptions as do not materially interfere with the use made thereof in the business and there are no defaults thereunder by the Company or any Subsidiary, except for such as are not material.

          (xi) The Company and the Subsidiaries have filed all Federal, State, local and foreign income tax returns which have been required to be filed and have paid all taxes indicated by said returns and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith and for which adequate reserves have been provided. All tax liabilities have been adequately provided for in the financial statements of the Company.

          (xii) Since the respective dates as of which information is given in the Registration Statement, as it may be amended or supplemented, there has not been any change or any development involving a prospective change that would individually or in the aggregate have a Material Adverse Effect, whether or not occurring in the ordinary course of business, and there has not been any material transaction entered into or any material transaction that is probable of being entered into by the Company or the Subsidiaries, other than transactions in the ordinary course of business and changes and transactions described in the Registration Statement, as it may be amended or supplemented. The Company and the Subsidiaries have no material contingent obligations which are not disclosed in the Company's financial statements which are included in the Registration Statement.

          (xiii) Neither the Company nor any of the Subsidiaries is or with the giving of notice or lapse of time or both, will be, in violation of or in default under its Articles of Incorporation or by-laws or under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound and which default might have a Material Adverse Effect. The execution and delivery of this Agreement and the con-

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     summation of the transactions herein contemplated and the fulfillment of the terms hereof will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party, or of the Articles of Incorporation or by-laws of the Company or any statute, order, rule or regulation applicable to the Company or any Subsidiary of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction over the Company or any Subsidiary or any of their respective property.

          (xiv) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated (except such additional steps as may be required by the Commission, the National Association of Securities Dealers, Inc. (the "NASD") or such additional steps as may be necessary to qualify the Shares for public offering by the Underwriters under state securities or Blue Sky laws) has been obtained or made and is in full force and effect.

          (xv) Neither the Company nor any of the Subsidiaries has infringed any patents, patent rights, trade names, trademarks, service marks or copyrights, which infringement is material to the business of the Company and the Subsidiaries taken as a whole. The Company and each of its Subsidiaries have the right to use the trade names, trademarks, service marks, copyrights and insurance products reasonably necessary to operate their businesses as presently conducted and as proposed to be conducted. The Company knows of no material infringement by others of patents, patent rights, trade names, trademarks, service marks or copyrights owned by or licensed to the Company.

          (xvi) Neither the Company nor any Subsidiary is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder and none of the Company and its Subsidiaries will become, as a result of the consummation of the transactions

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     contemplated by this Agreement, and application of the net proceeds therefrom as described in the Prospectus, such a company.

          (xvii) The Company and each of its Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar industries.

          (xviii) The Company and each of its Subsidiaries is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; none of the Company and its Subsidiaries has incurred and none expects to incur liability under (A) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (B) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company or any of its Subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

          (xix) The Company confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, AN ACT RELATING TO DISCLOSURE OF DOING BUSINESS WITH CUBA, and the Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported or incorporated by reference in the Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such

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     business or change, as appropriate, in a form acceptable to the Department.

          (xx) The Company, each of its Subsidiaries and each Related Entity has such permits, licenses, franchises, approvals, orders, certificates and authorizations of governmental or regulatory authorities (including, without limitation, all permits, licenses, franchises, approvals, orders, certificates and authorizations of all applicable insurance regulatory agencies or bodies) (collectively, "permits") as are necessary to own, lease and operate its respective properties and to conduct its business in each jurisdiction where it is required to be so licensed or admitted to conduct its business as described in the Registration Statement and Prospectus; the Company, each of its Subsidiaries and each Related Entity has fulfilled and performed all of its obligations with respect to such permits (including, without limitation, having made all required declarations and filings with all insurance regulatory authorities, commissions, governmental authorities, all self-regulatory organizations and all courts and other tribunals) and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder of any such permit; and, except as described in the Prospectus, such permits contain no restrictions that are materially burdensome to the operation of the business of the Company or any of its Subsidiaries as currently conducted. None of the Company, any of its Subsidiaries or any Related Entity has received any notification from any insurance authority, commission or other insurance regulatory body or any other governmental authority to the effect that any additional consent, authorization, approval, order, license, certificate or permit from such authority, commission or body is needed to be obtained by any of the Company, any of its Subsidiaries or any Related Entity or that such authority, commission or body is considering limiting, suspending or revoking any such consent, authorization, approval, order, license, certificate or permit.

          (xxi) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company.

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          (xxii)  No stamp, stamp duty reserve or other taxes, duties, assessments, fees or other charges are payable by or on behalf of the Underwriters in connection with the sale and delivery of the Shares or any agreement or document executed or delivered in connection with the consummation of the transactions contemplated hereunder.

          (xxiii) The Company has filed an application to list the Shares on the NYSE, and has received notification that such listing has been approved, subject to notice of sale and delivery hereunder.

          (xxiv) The reinsurance agreements currently in effect between any Subsidiary of the Company and reinsurer include such coverages as are adequate for the needs of the Company's Subsidiaries. None of the Company's Subsidiaries is in violation of or in default in any material respect under any term or provision of any such agreement and no other party to any such agreement is in default or breach thereof in any material respect.

     (b) Each of the Selling Shareholders severally represents and warrants as follows:

          (i) Such Selling Shareholder is duly organized, validly existing and in good standing under the laws of its state of incorporation and is duly qualified to transact business and in good standing in all jurisdictions in which the conduct of its business requires such qualification.

          (ii) Such Selling Shareholder now has and at each Closing Date (as hereinafter defined) will have good and marketable title to the Shares to be sold by such Selling Shareholder, free and clear of any liens, encumbrances, equities and claims, and full right, power and authority to effect the sale and delivery of such Shares; and upon the delivery of, against payment for, such Shares pursuant to this Agreement, the Underwriters will acquire good and marketable title thereto, free and clear of any liens, encumbrances, equities and claims.

          (iii) Such Selling Shareholder has full right, power and authority to execute and deliver this Agreement, the Selling Shareholder's Agreement and Power of Attorney, and the Custodian Agreement referred to below

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     and to perform its obligations under such Agreements, including but not limited to the delivery and sale of the Shares hereunder or thereunder.
     The execution and delivery of this Agreement and the consummation by such Selling Shareholder of the transactions herein contemplated and the fulfillment by such Selling Shareholder of the terms hereof will not require any consent, approval, authorization, or other order of any court, regulatory body, administrative agency or other governmental body (except as may be required under the Act, state securities laws or Blue Sky laws) and will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, organizational documents of such Selling Shareholder, if not an individual, or any indenture, mortgage, deed of trust or other agreement or instrument to which such Selling Shareholder is a party, or of any statute, order, rule or regulation applicable to such Selling Shareholder of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction over the Selling Shareholder or its property.

         (iv) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to, or which has constituted, or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of the Common Stock of the Company and, other than as permitted by the Act, the Selling Shareholder will not distribute any prospectus or other offering material in connection with the offering of the Shares.

          (v) Without having undertaken to determine independently the accuracy or completeness of either the representations and warranties of the Company contained herein or the information contained in the Registration Statement, such Selling Shareholder has no reason to believe that the representations and warranties of the Company contained in this Section 1 are not true and correct, is familiar with the Registration Statement and has no knowledge of any material fact, condition or information not disclosed in the Registration Statement which has adversely affected or may adversely affect the business of the Company or any of the Subsidiaries; and the sale of the Shares by such Selling Shareholder pursuant hereto is not prompted by any information concerning the Company or any of the Subsidiaries which is not set forth in the Registration

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     Statement or the documents incorporated by reference therein.  The information pertaining to such Selling Shareholder under the caption "Principal and Selling Stockholders" in the Prospectus is complete and accurate in all material respects.

          2. PURCHASE, SALE AND DELIVERY OF THE FIRM SHARES. (a) On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Selling Shareholders agree to sell to the Underwriters and each Underwriter agrees, severally and not jointly, to purchase, at a price of $_____ net price per share, the number of Firm Shares set forth opposite the name of each Underwriter in Schedule I hereof, subject to adjustments in accordance with Section 9 hereof. The number of Firm Shares to be purchased by each Underwriter from each Selling Shareholder shall be as nearly as practicable in the same proportion to the total number of Firm Shares being sold by such Selling Shareholder as the number of Firm Shares being purchased by such Underwriter bears to the total number of Shares to be sold hereunder, adjusted by you in such manner as to avoid fractional shares. The obligations of each of the Selling Shareholders shall be several and not joint.

     (b) Certificates in negotiable form for the total number of the Shares to be sold hereunder by the Selling Shareholders have been placed in custody with Boatmen's Trust Company as custodian (the "Custodian") pursuant to the Custodian Agreement executed by each Selling Shareholder for delivery of all Shares to be sold hereunder by the Selling Shareholders. Each of the Selling Shareholders specifically agrees that the Shares represented by the certificates held in custody for the Selling Shareholders under the Custodian Agreement are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Shareholders for such custody are to that extent irrevocable, and that the obligations of the Selling Shareholders hereunder shall not be terminable by any act or deed of the Selling Shareholders (or by any other person, firm or corporation including the Company, the Custodian or the Underwriters) or by operation of law (including the death of an individual Selling Shareholder or the dissolution of a corporate Selling Shareholder) or by the occurrence of any other event or events, except as set forth in the Custodian

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Agreement.  If any such event should occur prior to the delivery to the
Underwriters of the Shares hereunder, certificates for the Shares shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such event has not occurred. The Custodian is authorized to receive and acknowledge receipt of the proceeds of sale of the Shares held by it against delivery of such Shares.

     (c) Payment for the Firm Shares to be sold hereunder is to be made in New York Clearing House funds by certified or bank cashier's checks drawn to the order of Boatmen's Trust Company, "as Custodian" against delivery of certificates therefor to the Representatives for the several accounts of the Underwriters. Such payment and delivery are to be made at the offices of Alex. Brown & Sons Incorporated, 135 East Baltimore Street, Baltimore, Maryland, at 10:00 a.m., Baltimore time, on the third business day after the date of this Agreement or at such other place, time and date not later than five business days thereafter as you and the Company shall agree upon, such time and date being herein referred to as the "Initial Closing Date." (As used herein, "business day" means a day on which the New York Stock Exchange is open for trading and on which banks in New York are open for business and not permitted by law or executive order to be closed.) The certificates for the Firm Shares will be delivered in such denominations and in such registrations as the Representatives request in writing not later than the second full business day prior to the Initial Closing Date, and will be made available for inspection by the Representatives at least one business day prior to the Initial Closing Date.

     (d) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Selling Shareholders set forth on Schedule III hereby grant an option to the several Underwriters to purchase the respective amounts of Option Shares set forth opposite their names on Schedule III hereof at the price per share as set forth in the first paragraph of this Section 2. The option granted hereby may be exercised in whole or in part by giving written notice (A) at any time before the Initial Closing Date and (B) only once thereafter within 30 days after the date of this Agreement, by you, as Representatives of the several Underwriters, to an Attorney-in-Fact as named in the Selling Shareholder's Agreement and Power of Attorney setting forth the number of Option Shares as to which the several Underwriters are exercising the option, the names and denominations in which the Option Shares are to be registered and the time and date at which such certificates are to be delivered. The time and date at which certificates for Option Shares are to be delivered shall be determined by the Representatives but shall not be earlier than three nor later than 10 full business days after the exercise of such option, nor in any event prior to the Closing Date (such time and date being herein referred to as the "Option Closing Date", and the Initial Closing Date and any such Option Closing Date being collectively referred to herein as a "Closing Date"). If the date of exercise of the option is three or more days before the Initial Closing Date, the notice of exercise shall set the Initial Closing Date as the Option Closing Date. The number of Option Shares to be purchased by each Underwriter shall be in the same proportion to the total number of Option Shares being purchased as the number of Firm Shares being purchased by such Underwriter bears to the total number of Firm Shares, adjusted by you in such manner as to avoid fractional shares. The option with respect to the Option Shares granted hereunder may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters. You, as Representatives of the several Underwriters, may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Attorney-in-Fact. To the extent, if any, that the option is exercised, payment for the Option Shares shall be made on the Option Closing Date in New York Clearing House funds by certified or bank cashier's check drawn to the order of Boatmen's Trust Company, "as Custodian") against delivery of certificates therefor at the offices of Alex. Brown & Sons Incorporated, 135 East Baltimore Street, Baltimore, Maryland.

          3. OFFERING BY THE UNDERWRITERS. It is understood that the several Underwriters are to make a public offering of the Firm Shares as soon as the Representatives deem it advisable to do so. The Firm Shares are to be initially offered to the public at the initial public offering price set forth in the Prospectus. The Representatives may from time to time thereafter change the public offering price and other selling terms. To the extent, if at all, that any

Option Shares are purchased pursuant to Section 2 hereof, the Underwriters will offer them to the public on the foregoing terms.

          It is further understood that you will act as the Representatives for the Underwriters in the offering and sale of the Shares in accordance with a Master Agreement Among Underwriters entered into by you and the several other Underwriters.

          4. COVENANTS OF THE COMPANY AND THE SELLING SHAREHOLDERS. (a) The Company covenants and agrees with the several Underwriters that:

          (i) The Company will (A) use its best efforts to cause the Registration Statement to become effective at the earliest possible time or, if the procedure in Rule 430A of the Rules and Regulations is followed, to prepare and timely file with the Commission under Rule 424(b) of the Rules and Regulations a Prospectus in a form approved by the Representatives containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A of the Rules and Regulations and (B) not file any amendment to the Registration Statement or supplement to the Prospectus of which the Representatives shall not previously have been advised and furnished with a copy or to which the Representatives shall have reasonably objected in writing or which is not in compliance with the Rules and Regulations and (C) file on a timely basis all reports and any definitive proxy or information statements required to be filed by the Company with the Commission subsequent to the date of the Prospectus and prior to the termination of the offering of the Shares by the Underwriters.

          (ii) The Company will advise the Representatives promptly (A) when the Registration Statement or any post-effective amendment thereto shall have become effective, (B) of receipt of any comments from the Commission, (C) of any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the institution of any proceedings for that purpose, and (E) of the happening of any event during the period referred to in clause (v) below which makes any statement of a material fact contained in the Registration Statement untrue or which results in the Registration Statement as of its effective date not containing a material fact required to be stated therein or necessary to make the statements therein not misleading. The Company will use its best efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus and to obtain as soon as possible the lifting thereof, if issued.

          (iii) The Company will cooperate with the Representatives in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions as the Representatives may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representatives may reasonably request for distribution of the Shares.

          (iv) The Company will deliver to, or upon the order of, the Representatives, from time to time, as many copies of any Preliminary Prospectus as the Representatives may reasonably request. The Company will deliver to, or upon the order of, the Representatives during the period when delivery of a Prospectus is required under the Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representatives may reasonably request. The Company will deliver to the Representatives at or before the Closing Date, four signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Representatives such number of copies of the Registration Statement (including such number of copies of the exhibits filed therewith that may reasonably be requested), including documents incorporated by reference therein, and of all amendments thereto, as the Representatives may reasonably request.

          (v) The Company will comply with the Act and the Rules and Regulations, and the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and the Prospectus. If during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the law.

          (vi) The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement, an earning statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earning statement shall satisfy the requirements of Section 11(a) of the Act and Rule 158 of the Rules and Regulations and will advise you in writing when such statement has been so made available.

          (vii) The Company will, for a period of five years from the Closing Date, deliver to the Representatives copies of annual reports and copies of all other documents, reports and information furnished by the Company to its stockholders or filed with any securities exchange pursuant to the requirements of such exchange or with the Commission pursuant to the Act or the Securities Exchange Act of 1934, as amended and copies of annual reports filed by the Company or any of its Subsidiaries or Related Entities with the Insurance Department of the State of Iowa or any other state insurance commission or department. The Company will deliver to the Representatives similar reports with respect to significant subsidiaries, as that term is defined in the Rules and Regulations, which are not consolidated in the Company's financial statements and with respect to the Related Entities.

          (viii) No offering, sale, short sale or other disposition of any shares of Common Stock of the Company or other securities convertible into or exchangeable or exercisable for shares of Common Stock or any derivative of Common Stock (or agreement for such) will be made and no registration statement with respect to any of the foregoing will be filed for a period of 180 days after the date of this Agreement, directly or indirectly, by the Company otherwise than with respect to the offer and sale of the Shares hereunder or with the prior written consent of Alex. Brown & Sons Incorporated, other than with respect to the offer and sale of Common Stock to employees of the Company pursuant to the Company's 1996 Class A Common Stock Compensation Plan.

          (ix) The Company will use its best efforts to list, subject to notice of sale and delivery hereunder, the Shares on the NYSE and to maintain the inclusion of the Shares for a period of five years after the effective date of the Registration Statement, it being understood that the Underwriters will use best efforts to sell lots of 100 or more shares to a minimum of 2,000 beneficial holders.

          (x) The Company has caused each officer and director and shareholder of the Company specified by the Representatives to furnish to you, on or prior to the date of this agreement, a letter or letters, in form and substance satisfactory to the Underwriters, pursuant to which each such person shall agree not to offer, sell, sell short or otherwise dispose of any shares of Common Stock of the Company or other capital stock of the Company, or any other securities convertible, exchangeable or exercisable for Common Stock or derivative of Common Stock owned by such person (or as to which such person has the right to direct the disposition) or file for or request the Company to effect the registration of the offer or sale of any of the foregoing for a period of 180 days after the date of this Agreement, directly or indirectly, except with the prior written consent of Alex. Brown & Sons Incorporated ("Lockup Agreements").

          (xi) [intentionally omitted]

          (xii) The Company shall not take any action as would require the Company or any of the Subsidiaries to register as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

          (xiii) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Class A Common Stock.

          (xiv) The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

     (b) Each of the Selling Shareholders covenants and agrees with the several Underwriters that:

          (i) No offering, sale, short sale or other disposition of any shares of Common Stock of the Company or other capital stock of the Company or other securities convertible, exchangeable or exercisable for Common Stock or derivative of Common Stock owned by the Selling Shareholder (or as to which the Selling Shareholder has the right to direct the disposition) and no request for the registration of the offer or sale of any of the foregoing will be made for a period of 180 days after the date of this Agreement, directly or indirectly, by such Selling Shareholder otherwise than with respect to the offer and sale of the Shares hereunder or with the prior written consent of Alex. Brown & Sons Incorporated.

          (ii) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 and the Interest and Dividend Tax Compliance Act of 1983 with respect to the transactions herein contemplated, each of the Selling Shareholders agrees to deliver to you prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

          (iii) Such Selling Shareholder will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

          5. COSTS AND EXPENSES. The Company will pay all costs, expenses and fees incident to the performance of the obligations of the Company and the Selling Shareholders under this Agreement, including, without limiting the generality of the foregoing, the following: accounting fees of the Company; the fees and disbursements of counsel for the Company and the Selling Shareholders; the cost of printing and delivering to, or as requested by, the Underwriters copies of the Registration Statement, Preliminary Prospectuses, the Prospectus, this Agreement, the Underwriters' Selling Memorandum, the Underwriters' Invitation Letter, the Listing Application, the preliminary and final Blue Sky Survey and any supplements or amendments to any of the foregoing; the filing fees of the Commission; the filing fees and expenses (including legal fees and disbursements) incident to securing any required review by the NASD of the terms of the sale of the Shares; the Listing Fee of the New York Stock Exchange; and the expenses, including the fees and disbursements of counsel for the Underwriters, incurred in connection with the qualification of the Shares under State securities or Blue Sky laws. The Selling Shareholders have agreed with the Company to reimburse the Company for a portion of such expenses. To the extent, if at all, that any of the Selling Shareholders engage legal counsel to represent them in connection with this offering, the fees and expenses of such counsel shall be borne by such Selling Shareholder. Any transfer taxes imposed on the sale of the Shares to the several Underwriters will be paid by the Selling Shareholders pro rata. The Company agrees to pay all costs and expenses of the Underwriters incident to the offer and sale of directed shares of the Class A Common Stock by the Underwriters to employees and persons having business relationships with the Company and its Subsidiaries. Neither the Company nor the Selling Shareholders shall be required to pay for any of the Underwriters expenses (other than those related to qualification under NASD regulation and State securities or Blue Sky laws) except that, if this Agreement shall not be consummated because the conditions in Section 6 hereof are not satisfied, or because this Agreement is terminated by the Representatives pursuant to Section 11 hereof, or by reason of any failure, refusal or inability on the part of the Company or the Selling Shareholders to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on their part to be performed, unless such failure to satisfy said condition or to comply with said terms be due to the default or omission of any Underwriter, then the Company shall reimburse the several Underwriters for reasonable out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Shares or in contemplation of performing their obligations hereunder; but the Company and the Selling Shareholders shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the Shares.

          6. CONDITIONS OF OBLIGATIONS OF THE UNDERWRITERS. The several obligations of the Underwriters to purchase the Shares on the Initial Closing Date and the Option Shares, if any, on the Option Closing Date are subject to the accuracy, as of such Closing Date of the representations and warranties of the Company and the Selling Shareholders contained herein, and to the performance by the Company and the Selling Shareholders of their covenants and obligations hereunder and to the following additional conditions:

     (a) The Registration Statement and all post-effective amendments thereto shall have become effective and any and all filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been made, and any request of the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Representatives and complied with to their reasonable satisfaction. No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company or the Selling Shareholders, shall be contemplated by the Commission and no injunction, restraining order, or order of any nature by a Federal or state court of competent jurisdiction shall have been issued as of the applicable Closing Date which would prevent the sale of the Shares.

     (b) The Representatives shall have received on the Initial Closing Date or the Option Closing Date, as the case may be, the opinions of Davis, Brown, Koehn, Shors & Roberts, P.C., counsel for the Company and those Selling Shareholders which are also Related Entities, dated the Initial Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters (and stating that it may be relied upon by counsel to the Underwriters) to the effect that:

          (i) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Iowa, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement; each of the Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement; each of the Selling Shareholders which is a Related Entity is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with corporate power and authority to own its properties and conduct its business as described in the Registration Statement; the Company, each of the Subsidiaries and each of the Selling Shareholders which is a Related Entity is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification, or in which the failure to qualify might result in a Material Adverse Effect; and the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable and are owned by the Company or a Subsidiary; and, to the best of such counsel's knowledge, the outstanding shares of capital stock of each of the Subsidiaries is owned free and clear of all liens, encumbrances, equities and claims, and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into any shares of capital stock or of ownership interests in the Subsidiaries are outstanding.

          (ii) The Company has authorized and outstanding capital stock as set forth under the caption "Capitalization" in the Prospectus; the authorized shares of the Company's capital stock have been duly authorized; the outstanding shares of the Company's Common Stock, including the Shares to be sold by the Selling Shareholders (including the Option Shares, if any), have been duly authorized and validly issued and are fully paid and non-assessable; all of the capital stock conforms to the description thereof contained in the Prospectus; the certificates for the Shares, assuming they are in the form filed with the Commission, are in due and proper form; and no preemptive rights of stockholders exist with respect to any of the Shares or the issue or sale thereof.

          (iii) Except as described in or contemplated by the Prospectus, to the knowledge of such counsel, there are no outstanding securities of the Company convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of capital stock of the Company and there are no outstanding or authorized options, warrants or rights of any character obligating the Company to issue any shares of its capital stock or any securities convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of such stock; and except as described in the Prospectus, to the knowledge of such counsel, no holder of any securities of the Company or any other person has the right, contractual or otherwise, which has not been satisfied or effectively waived, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, any of the Shares or the right to have any Common Stock or other securities of the Company included in the Registration Statement or the right, as a result of the filing of the Registration Statement, to require registration under the Act of any shares of Common Stock or other securities of the Company.

          (iv) The Registration Statement has become effective under the Act and, to the best of the knowledge of such counsel, no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Act.

          (v) The Registration Statement, the Prospectus and each amendment or supplement thereto comply as to form in all material respects with the requirements of the Act and the applicable rules and regulations thereunder (except that such counsel need express no opinion as to the financial statements and related schedules and other financial and statistical information included therein).

          (vi) The statements under the captions "Description of Capital Stock," "Dividend Policy," "Business--Regulation" and "Shares Eligible for Future Sale" in the Prospectus, insofar as such statements constitute a summary of documents referred to therein or matters of law, fairly summarize in all material respects the information called for with respect to such documents and provisions.

          (vii) Such counsel does not know of any contracts or documents required to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Prospectus which are not so filed or described as required, and such contracts and documents as are summarized in the Registration Statement or the Prospectus are fairly summarized in all material respects.

          (viii) Such counsel knows of no (A) material action, suit or proceeding pending or threatened before or by any court or governmental agency or body (including, without limitation, any insurance regulatory agency or body) or official against or affecting the Company or any of the Subsidiaries except as set forth in the Prospectus or to which any of their respective properties is subject, which is required to be described in the Registration Statement or the Prospectus and is not so described or
     (B) statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or body, and no injunction, restraining order or order of any nature by a court of competent jurisdiction that has been issued, that (Y) is required to be disclosed in Registration Statement or the Prospectus and that is not so disclosed or (Z) in any manner seeks to challenge the validity of the Underwriting Agreement, or the Shares.

          (ix) The execution and delivery of this Agreement and the consummation of the transactions herein contemplated do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the Articles of Incorporation or by-laws of the Company, the Subsidiaries or any Related Entity, or any agreement or instrument known to such counsel to which the Company or any of the Subsidiaries or any Related Entity is a party or by which the Company or any of the Subsidiaries or any Related Entity may be bound.

          (x) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company.

          (xi) No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery of this Agreement and the consummation of the transactions herein contemplated (other than as may be required by the NASD or as required by State securities and Blue Sky laws as to which such counsel need express no opinion) except such as have been obtained or made, specifying the same.

          (xii) The Company and each of its Subsidiaries has the right to use the Farm Bureau and FB trademarks, service marks and trade names in their businesses as presently conducted and as proposed to be conducted.

          (xiii) None of the Company and its Subsidiaries is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and none will become, as a result of the consummation of the transactions contemplated by this Agreement, and application of the net proceeds therefrom as described in the Prospectus, such a company.

          (xiv) This Agreement has been duly authorized, executed and delivered on behalf of each Selling Shareholder which is a Related Entity and constitutes a legal, valid and binding obligation of each such Selling Shareholder.

          (xv) Each Selling Shareholder which is a Related Entity has full legal right, power and authority, and any approval required by law (other than as required by State securities and Blue Sky laws as to which such counsel need express no opinion), to sell, assign, transfer and deliver the portion of the Shares to be sold by such Selling Shareholder.

          (xvi) The Custodian Agreement and the Selling Shareholder's Agreement and Power of Attorney executed and delivered by each Selling Shareholder which is a Related Entity is valid and binding on such Selling Shareholder.

          (xvii) The Underwriters (assuming that they are bona fide purchasers within the meaning of the Iowa Uniform Commercial Code) have acquired good and marketable title to the Shares being sold by each Selling Shareholder which is a Related Entity on the applicable Closing Date, free and clear of all liens, encumbrances, equities and claims.

          (xviii) The Company, each of its Subsidiaries and each Related Entity has such permits, licenses, franchises, approvals, orders, certificates and authorizations of governmental or regulatory authorities (including, without limitation, all permits, licenses, franchises, approvals, orders, certificates and authorizations of all applicable insurance regulatory agencies or bodies) (collectively, "permits") as are necessary to own, lease and operate its respective properties and to conduct its business in each jurisdiction where it is required to be so licensed or admitted to conduct its business as described in the Registration Statement and Prospectus; the Company, each of its Subsidiaries and each Related Entity has fulfilled and performed all of its obligations with respect to such permits (including, without limitation, having made all required declarations and filings with all insurance regulatory authorities, commissions, governmental authorities, all self-regulatory organizations and all courts and other tribunals) and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder of any such permit; and, except as described in the Prospectus, such permits contain no restrictions that are materially burdensome to the operation of the business of the Company or any of its Subsidiaries as currently conducted. None of the Company, any of its Subsidiaries or any Related Entity has received any notification from any insurance authority, commission or other insurance regulatory body or any other governmental authority to the effect that any additional consent, authorization, approval, order, license, certificate or permit from such authority, commission or body is needed to be obtained by any of the Company, any of its Subsidiaries or any Related Entity or that such authority, commission or body is considering limiting, suspending or revoking any such consent, authorization, approval, order, license, certificate or permit.

          (xix) No stamp, stamp duty reserve or other taxes, duties, assessments, fees or other charges are payable by or on behalf of the Underwriters in connection with the authorization, issuance and delivery of the Shares or any agreement or document executed or delivered in connection with the consummation of the transactions contemplated hereunder.

          (xx) The Company has filed an application to list the Shares on the NYSE, and has received notification that such listing has been approved, subject to notice of sale and delivery hereunder.

          In rendering such opinion Davis, Brown, Koehn, Shors & Roberts, P.C. may rely (A) as to matters governed by the laws of states other than Iowa or Federal laws on local counsel in such jurisdictions, (B) upon a certificate of the Company or a Selling Shareholder that is a Related Entity certifying as to the accuracy of the representations in respect of matters of fact made by the Company or such Selling Shareholder, respectively, herein and (C) on certificates provided by public officials as to matters within the scope of such public officials' authority; provided that in each case Davis, Brown, Koehn, Shors & Roberts, P.C. shall state that they believe that they and the Underwriters are justified in relying on such other counsel. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that (Y) the Registration Statement, at the time it became effective under the Act (but after giving effect to any modifications incorporated therein pursuant to Rule 430A under the Act) and as of the applicable Closing Date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (Z) the Prospectus, or any supplement thereto, on the date it was filed pursuant to the Rules and Regulations and as of the applicable Closing Date contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements, in the light of the circumstances under which they are made, not misleading (except that such counsel need express no view as to financial statements, schedules and statistical information therein). With respect to such statement, Davis, Brown, Koehn, Shors & Roberts, P.C. may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

     (c) The Representatives shall have received on the Initial Closing Date or the Option Closing Date, as the case may be, the opinions of counsel for each Selling Shareholder that is not a Related Entity, dated the Initial Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters (and stating that it may be relied upon by counsel to the Underwriters) to the effect that:

          (i) The Selling Shareholder is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with corporate power and authority to own its properties and conduct its business; the Selling Shareholder is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification, or in which the failure to qualify might result in a Material Adverse Effect.

          (ii) The Custodian Agreement and the Selling Shareholder's Agreement and Power of Attorney have been duly executed and delivered by each Selling Shareholder and constitute valid and binding obligations of such Selling Shareholder.

          (iii) This Agreement has been duly authorized, executed and delivered on behalf of the Selling Shareholder and constitutes a legal, valid and binding obligation of such Selling Shareholder.

          (iv) The execution and delivery of this Agreement, the sale of the Shares to be sold by the Selling Shareholder hereunder and the compliance by such Selling Shareholder with all of the provisions of this Agreement, and the Custodian Agreement and the Selling Shareholder's Agreement and Power of Attorney and the consummation of the transactions herein and therein contemplated do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the Articles of Incorporation or by-laws of the Selling Shareholder, or any agreement or instrument known to such counsel to which the Selling Shareholder is a party or by which the Selling Shareholder may be bound.

          (v) Each Selling Shareholder has full legal right, power and authority, and any approval required by law (other than as required by State securities and Blue Sky laws as to which such counsel need express no opinion), to sell, assign, transfer and deliver the portion of the Shares to be sold by such Selling Shareholder.

          (vi) The Underwriters (assuming that they are bona fide purchasers within the meaning of the Uniform Commercial Code) have acquired good and marketable title to the Shares being sold by each Selling Shareholder on the Initial Closing Date, or the Option Closing Date, as the case may be, free and clear of all liens, encumbrances, equities and claims.

          In rendering such opinion such counsel may rely (A) as to matters governed by the laws of states other than the state of incorporation of the Selling

Shareholder or Federal laws on local counsel in such jurisdictions, (B) upon a certificate of the Selling Shareholder certifying as to the accuracy of the representations in respect of matters of fact made by such Selling Shareholder herein and (C) on certificates provided by public officials as to matters within the scope of such public officials' authority, provided that in each case such counsel shall state that they believe that they and the Underwriters are justified in relying on such other counsel.

     (d) The Representatives shall have received from Debevoise & Plimpton, counsel for the Underwriters, an opinion dated the Initial Closing Date or the Option Closing Date, as the case may be, substantially to the effect specified in subparagraphs (ii), (iii), (iv), (v) and (x) of Paragraph (b) of this Section 6, and that the Company is a duly organized and validly existing corporation under the laws of the State of Iowa. In rendering such opinion Debevoise & Plimpton may rely as to all matters governed other than by the laws of the State of New York or Federal laws on the opinion of counsel referred to in Paragraph
(b) of this Section 6. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that (A) the Registration Statement, or any amendment thereto, as of the time it became effective under the Act (but after giving effect to any modifications incorporated therein pursuant to Rule 430A under the Act) as of each Closing Date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no view as to financial statements, schedules and statistical information therein), and (B) the Prospectus, or any supplement thereto, on the date it was filed pursuant to the Rules and Regulations and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact, necessary in order to make the statements, in the light of the circumstances under which they are made, not misleading (except that such counsel need express no view as to financial statements, schedules and statistical information therein). With respect to such statement, Debevoise & Plimpton may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

     (e) The Representatives shall have received at or prior to the Initial Closing Date from Debevoise & Plimpton a memorandum or summary, in form and substance satisfactory to the Representatives, with respect to the qualification for offering and sale by the Underwriters of the Shares under the State securities or Blue Sky laws of such jurisdictions as the Representatives may reasonably have designated to the Company.

     (f) You shall have received, on each of the date hereof, and the applicable Closing Date, a letter dated the date hereof or such Closing Date, as the case may be, in form and substance satisfactory to you, of Ernst & Young LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating that in their opinion the financial statements and schedules examined by them and included in the Registration Statement comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations; and containing such other statements and information as is ordinarily included in accountants' "comfort letters" to Underwriters with respect to the financial statements and certain financial and statistical information contained in the Registration Statement and Prospectus.

     (g) The Representatives shall have received on the applicable Closing Date, a certificate or certificates of the Chief Executive Officer and the principal financial officer of the Company to the effect that, as of such Closing Date:

          (i) The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been taken or are, to his knowledge, contemplated by the Commission;

          (ii) Such officer does not know of (A) any litigation instituted or threatened against the Company of a character required to be disclosed in the Registration Statement which is not so disclosed (B) any material contract required to be filed as an exhibit to the Registration Statement which is not so filed; and the representations and warranties of the Company contained in Section 1 hereof are true and correct as of the Initial Closing Date or the Option Closing Date, as the case may be;

          (iii) All filings required to have been made pursuant to Rules 424 or 430A under the Act have been made;

          (iv) Such officer has carefully examined the Registration Statement and the Prospectus and, is of the opinion that, as of the effective date of the Registration Statement, the statements contained in the Registration Statement were true and correct, and such Registration Statement and Prospectus did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and since the effective date of the Registration Statement no event has occurred which should have been set forth in a supplement to or an amendment of the Prospectus which has not been so set forth in such supplement or amendment; and

          (v) Since the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been any change or any development involving a prospective change that might result in a Material Adverse Effect, whether or not arising in the ordinary course of business.

     (h) The Representatives shall have received on the applicable Closing Date a certificate or certificates of the Chief Executive Officer and the principal financial officer of each of the Selling Shareholders to the effect that, as of such Closing Date, the representations and warranties of the Selling Shareholders contained in Section 1 hereof are true and correct as of such Closing Date.

     (i) The Representatives shall have received on or prior to the applicable Closing Date, from each Selling Shareholder, a properly completed and executed United States Treasury Department Form W-9 (or other applicable form statement specified by Treasury Department regulations in lieu thereof).

     (j) The Company and the Selling Shareholders shall have furnished to the Representatives such further certificates and documents confirming the representations and warranties, covenants and conditions contained herein and related matters as the Representatives may reasonably have requested.

     (k) The Shares shall have been approved for listing on the New York Stock Exchange, subject to official notice of sale and delivery hereunder.

     (l) The NASD, upon review of the terms of the public offering of the Shares shall not have objected to the Underwriters' participation in such offering.

     (m)  The Lockup Agreements described in Section 4(a)(viii) and (x) and
Section 4(b)(i) are in full force and effect.

          The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to the Representatives and to Debevoise & Plimpton, counsel for the Underwriters.

          If any of the conditions hereinabove provided for in this Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representatives by notifying the Company and the Attorney-in-Fact for the Selling Shareholders of such termination in writing or by telegram at or prior to the applicable Closing Date.

          In such event, the Selling Shareholders, the Company and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof).

          7. CONDITIONS OF THE OBLIGATIONS OF THE SELLING SHAREHOLDERS. The obligations of the Selling Shareholders to sell and deliver the portion of the Shares required to be delivered as and when specified in this Agreement are subject to the conditions that at the applicable Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.

          8. INDEMNIFICATION. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or any such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse each Underwriter and each such controlling person upon demand for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Shares, whether or not such Underwriter or controlling person is a party to any action or proceeding; provided, however, that the Company will not be liable (A) in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use in the preparation thereof or (B) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter or controlling person results solely from the fact that such Underwriter sold Shares to a person as to whom the Company shall establish that there was not sent by commercially reasonable means, at or prior to the written confirmation of such sale, a copy of the Prospectus in any case where such delivery is required by the Act, if the Company has previously furnished copies thereof in sufficient quantity to such Underwriter and the loss, claim, damage or liability of such Underwriter or controlling person results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus that was corrected in the Prospectus. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

     (b) Each of the Selling Shareholders, severally and not jointly, agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act, against any losses, claims, damages or liabilities to which such Underwriter or any such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse each Underwriter and each such controlling person upon demand for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Shares, whether or not such Underwriter or controlling person is a party to any action or proceeding; provided, however, that such Selling Shareholder will not be liable (A) in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use in the preparation thereof or (B) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter or controlling person results solely from the fact that such Underwriter sold Shares to a person as to whom the Company shall establish that there was not sent by commercially reasonable means, at or prior to the written confirmation of such sale, a copy of the Prospectus in any case where such delivery is required by the Act, if the Company has previously furnished copies thereof in sufficient quantity to such Underwriter and the loss, claim, damage or liability of such Underwriter or controlling person results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus that was corrected in the Prospectus; and provided further that the liability of any Selling Shareholder under this subsection (b) shall be limited to an amount equal to the total proceeds received by such Selling Shareholder from the offering of the Shares sold by such Selling Shareholder under this Agreement. This indemnity agreement will be in addition to any liability which such Selling Shareholder may otherwise have.

     (c) Each Underwriter severally and not jointly will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, the Selling Shareholders, and each person, if any, who controls the Company or the Selling Shareholders within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, Selling Shareholder or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or (ii) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, Selling Shareholder or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

     (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in Section 8(a), (b) or (c) shall be available to any party who shall fail to give notice as provided in this Section 8(d) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 8(a), (b) or (c). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel,
(ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to assume the defense and employ counsel acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by you in the case of parties indemnified pursuant to Section 8(a) or (b) and by the Company and the Selling Shareholders in the case of parties indemnified pursuant to
Section 8(c). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding.

     (e) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under Section 8(a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholders on the one hand and the Under-writers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(e), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter, (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation, and (iii
) no Selling Shareholder
shall be required to contribute any amount in excess of the proceeds received by such

Selling Shareholder from the Underwriters in the offering. The Underwriters' obligations in this Section 8(e) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (f) In any proceeding relating to the Registration Statement, any Preliminary Prospectus, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

     (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its directors or officers or any persons controlling the Company, (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 8.

          9. DEFAULT BY UNDERWRITERS. If on the Initial Closing Date or the Option Closing Date, as the case may be, any Underwriter shall fail to purchase and pay for the portion of the Shares which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company or a Selling Shareholder), you, as Representatives of the Underwriters, shall use your reasonable efforts to procure within 36 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Selling Shareholders such amounts as may be agreed upon and upon the terms set forth herein, the Firm Shares or Option Shares, as the case may be, which the defaulting Underwriter or Underwriters failed to purchase. If during such 36 hours you, as such Representatives, shall not have procured such other Underwriters, or any others, to purchase the Firm Shares or Option Shares, as the case may be, agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate number of shares with respect to which such default shall occur does not exceed 10% of the Firm Shares or Option Shares, as the case may be, covered hereby, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Firm Shares or Option Shares, as the case may be, which they are obligated to purchase hereunder, to purchase the Firm Shares or Option Shares, as the case may be, which such defaulting Underwriter or Underwriters failed to purchase, or (b) if the aggregate number of shares of Firm Shares or Option Shares, as the case may be, with respect to which such default shall occur exceeds 10% of the Firm Shares or Option Shares, as the case may be, covered hereby, the Company and the Selling Shareholders or you as the Representatives of the Underwriters will have the right, by written notice given within the next 36-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters or of the Company or of the Selling Shareholders except to the extent provided in Section 8 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this Section 9, the Initial Closing Date or Option Closing Date, as the case may be, may be postponed for such period, not exceeding seven days, as you, as Representatives, may determine in order that the required changes in the Registration Statement or in the Prospectus or in any other documents or arrangements may be effected. The term "Underwriter" includes any person substituted for a defaulting Underwriter. Any action taken under this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

          10. NOTICES. All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered, telecopied or telegraphed and confirmed as follows: if to the Underwriters, to Alex. Brown & Sons Incorporated, 135 East Baltimore Street, Baltimore, Maryland 21202, Attention: Peter F. de Vos, with a copy to Alex. Brown & Sons Incorporated, 135 East Baltimore Street, Baltimore, Maryland 21202, Attention: General Counsel; if to the Company or the Selling Shareholders, to FBL Financial Group, Inc., 5400 University Avenue, West Des Moines, Iowa 50266, Attention: Stephen M. Morain, General Counsel.

          11. TERMINATION. This Agreement may be terminated by you by notice to the Company and the Selling Shareholders as follows:

          (a) at any time prior to the earlier of (i) the time the Shares are released by you for sale by notice to the Underwriters, or (ii) 11:30 a.m. on the first business day following the date of this Agreement;

          (b) at any time prior to the Initial Closing Date if any of the following has occurred: (I) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any change or any development involving a prospective material adverse change that might have a Material Adverse Effect, whether or not arising in the ordinary course of business, (II) any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States would, in your reasonable judgment, make it impracticable to market the Shares or to enforce contracts for the sale of the Shares, or
     (iii) suspension of trading in securities generally on the New York Stock Exchange or the American Stock Exchange or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on either such Exchange, (iv) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which in your opinion might have a Material Adverse Effect, (v) declaration of a banking moratorium by United States or New York State authorities, (vi) any downgrading in the rating of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Exchange Act), (vii) the suspension of trading of the Company's common stock by the Commission on the New York Stock Exchange or (viii) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United States; or

          (c)  as provided in Sections 6 and 9 of this Agreement.

          This Agreement also may be terminated by you, by notice to the Company and the Selling Shareholders, as to any obligation of the Underwriters to purchase the Option Shares, upon the occurrence at any time prior to the Option Closing Date of any of the events described in subparagraph (b) above or as provided in Sections 6 and 9 of this Agreement.

          12. SUCCESSORS. This Agreement has been and is made solely for the benefit of the Underwriters, the Company and the Selling Shareholders and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign merely because of such purchase.

          13. INFORMATION PROVIDED BY UNDERWRITERS. The Company, the Selling Shareholders and the Underwriters acknowledge and agree that the only information furnished or to be furnished by any Underwriter to the Company for inclusion in any Prospectus or the Registration Statement consists of the information set forth in the last paragraph on the front cover page (insofar as such information relates to the Underwriters), legends required by Item 502(d) of Regulation S-K under the Act and the information contained in the third paragraph of text under the caption "Underwriting" in the Prospectus, concerning the terms of the offering by the Underwriters.

          14. MISCELLANEOUS. The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or its directors or officers and (c) delivery of and payment for the Shares under this Agreement.

          This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland.

          If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Selling Shareholders, the Company and the several Underwriters in accordance with its terms.

          Any person executing and delivering this Agreement as Attorney-in-Fact for a Selling Shareholder represents by so doing that he has been duly appointed as Attorney-in-Fact by such Selling Shareholder pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-Fact to take such action.

                                   Very truly yours,

                                   FBL FINANCIAL GROUP, INC.


                                   By
                                     ------------------------
                                      Chief Executive Officer

                                   Selling Shareholders listed on Schedule II


                                   By
                                     --------------------------
                                      Attorney-in-Fact



The foregoing Underwriting Agreement
     is hereby confirmed and accepted
     as of the date first above written.

ALEX. BROWN & SONS
  INCORPORATED
EVEREN SECURITIES, INC.
SMITH BARNEY INC.

As Representatives of the several
     Underwriters listed on Schedule I

By:  Alex. Brown & Sons
       Incorporated


By:
   ----------------------
     Authorized Officer

                                   SCHEDULE I


                            SCHEDULE OF UNDERWRITERS



          Underwriter                             Number of Firm Shares
          -----------                                 to be Purchased
Alex. Brown & Sons Incorporated                   ----------------------
Everen Securities, Inc.
Smith Barney Inc.











     Total

                                   SCHEDULE II


                        SCHEDULE OF SELLING SHAREHOLDERS



Name of                                           Number of Firm Shares
Selling Shareholder                                     to be Sold
- -------------------                               ---------------------
Farm Bureau Mutual
  Insurance Company

Rural Mutual Insurance
  Company

Farm Bureau Insurance
  Company of Nebraska

Colorado Farm Bureau
  Mutual Insurance Company

Mountain West Farm Bureau
  Mutual Insurance Company

Western Agricultural
  Insurance Company

Nodak Mutual Insurance
  Company

Farm Bureau Finance
  Company, Inc. (Idaho)

                                  SCHEDULE III


                        SCHEDULE OF SELLING SHAREHOLDERS



Name of                                      Number of Option Shares
Selling Shareholder                                to be Sold
- -------------------                          ------------------------

                                    EXHIBIT A


Name of                                                Number of Shares of
Subsidiary Owned                                       Capital Stock Outstanding
- ----------------                                       -------------------------